Subsequent Events	6 Months Ended
Jun. 30, 2023
Subsequent Events [Abstract]
Subsequent Events	Subsequent events
Refinancing of secured debt
On July 27, 2023, Seadrill announced that Seadrill Finance Limited has issued $500 million in aggregate principal amount of 8.375% Senior Secured Second Lien Notes due 2030 (the “Notes”) in an offering (the “Offering”) conducted pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”).
Subsequently, on August 8, 2023, the Company issued an additional $75 million in aggregate principal amount of 8.375% Senior Secured Second Lien Notes due 2030 (the “Incremental Notes”). The Incremental Notes mature on August 1, 2030, and were issued at 100.75% of par.
Effective, July 27, 2023, Seadrill Ltd., along with its subsidiary, Seadrill Finance Limited, established a new Senior Secured Revolving Credit Facility (the "RCF"). The commitments under the RCF, which carries a five-year term, became available for drawdown on July 27, 2023, following the issuance of the second lien notes and repayment of Seadrill’s existing facilities. The RCF permits borrowings of up to
$225 million in revolving credit for working capital and other corporate purposes and includes an ‘accordion feature’ allowing Seadrill to increase this limit by up to an additional $100 million subject to agreement from the lenders. It also includes a provision for issuing letters of credit up to $50 million. The RCF incurs interest at a rate equal to a specified margin plus the SOFR. In addition, Seadrill is required to pay a quarterly commitment fee on any unused portion of the revolving credit.
The net proceeds of the refinancing, excluding the RCF which remains undrawn as of the date of this report, amounted to approximately $550 million after deducting all related expenses from the sum of the principal issued and the premium.
The net proceeds from the issuance of the Notes were used to: (i) prepay in full the outstanding amounts under our existing secured debt facilities and (ii) pay fees associated with exiting such secured debt facilities. A total of $187 million was paid to satisfy the first lien facility, including principal, interest, and exit fees, along with an additional make-whole payment of $10 million. The second lien facility was completely repaid with a total payment of $123 million, which covered principal, interest, and exit fees. The remainder of the net proceeds from the Offering will be used for general corporate purposes.
Sale of Tender-Assist Units
On July 28, 2023, Seadrill completed the sale of the three tender-assist units known as the West Vencedor, T-15 and T-16 (the “Tender-Assist Units”) to certain affiliates of Energy Drilling Pte. Ltd. (“Edrill”) for aggregate cash proceeds of approximately $85 million.
Share repurchase program
On August 14, 2023 the Board of Directors authorized a share repurchase program under which the Company may purchase up to $250 million of its outstanding common shares. The repurchase program does not have a fixed expiration, and may be modified, suspended or discontinued at any time. Shares may be repurchased at any time and from time to time under the program in open market purchases, privately negotiated purchases, block trades, tender offers, accelerated share repurchase transactions or other derivative transactions, through the purchase of call options or the sale of put options, or otherwise, or by any combination of the foregoing.